                                                                    Exhibit 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18  U.S.C.ss.1350),
the  undersigned,  Robert R. Galvin,  Chief  Financial  Officer of NuCo2 Inc., a
Florida  corporation  (the  "Company"),  does hereby certify,  to his knowledge, that:

The Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2003 of the Company (the "Report") fully complies with the requirements of section 13(a)
or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                   /s/ Robert R. Galvin
                                                   -----------------------------
                                                   Robert R. Galvin
                                                   Chief Financial Officer
                                                   May 15, 2003